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                                                        LINCOLN BENEFIT LIFE COMPANY
                                                  P.O. BOX 80469, LINCOLN, NEBRASKA  68501
USE DARK
INK ONLY                            PART I - APPLICATION FOR INSURANCE ON LIFE OF PROPOSED INSURED BELOW
-----------------------------------------------------------------------------------------------------------------------------------
SECTION I    Name                                              Birthdate      Age       Sex       Birth Place    Social Sec. No.
THE          ----------------------------------------------------------------------------------------------------------------------
PROPOSED        Last              First          Mid. Initial
INSURED
OR           ----------------------------------------------------------------------------------------------------------------------
JOINT                                                                                                                 -------------
INSURED `A'  Home Address                       City           State                    Zip       How Long There?  /  If this is
             ---------------------------------------------------------------------------------------------------- /   not to be
                                                                                                                  \   the mailing
             ----------------------------------------------------------------------------------------------------  \  address, check here
             Employer's Name and Address        City           State                    Zip       How Long There?     / / and
             ----------------------------------------------------------------------------------------------------     provide
                                                                                                                      separate
             ----------------------------------------------------------------------------------------------------     instructions.
                                                                                                                      -------------
               Height       Weight         Occupation and Job Duties (BE SPECIFIC)           Home Phone No.      Bus. Phone No.
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------

             Tobacco Use
             ----------------------------------------------------------------------------------------------------------------------
             (A) Do you currently smoke cigarettes, or have you smoked them in the last 12 months?               / /  Yes  / /  No
             (B) Have you used any form of tobacco in the last 3 years? (Type ________________________________)  / /  Yes  / /  No
             ----------------------------------------------------------------------------------------------------------------------
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SECTION II   Plan of Insurance                                                     Face Amount
THE          ----------------------------------------------------------------------------------------------------------------------
POLICY                                                                             $
             ----------------------------------------------------------------------------------------------------------------------

             Modal Planned Premium         Mode of Payment
             ----------------------------------------------------------------------------------------------------------------------

             $ _____________________       / /  Single  / /  Ann.  / /  Semi-Ann.  / /  Quarterly  / /  Monthly B.O.M.  / /  ______
             ----------------------------------------------------------------------------------------------------------------------

             Death Benefit Option?    Continuation of U.L. Premium?           ADB?                APL?           Waiver of Premium?
             ----------------------------------------------------------------------------------------------------------------------
                  For U.L. Only                 (U.L.-Only)                   / / Yes, For:       (Non-U.L. Only)  (Non-U.L. Only)
             / / One or / / Two       / / Yes For: $______________________    $_______________         / / Yes        / / Yes
             ----------------------------------------------------------------------------------------------------------------------

             Additional Riders
             ----------------------------------------------------------------------------------------------------------------------
             On Base Insured:    / /  Prime Term Rider (UL only)
                                 / /  Additional Insured Rider                     Amount $________________________________________
             ----------------------------------------------------------------------------------------------------------------------

             On Other Person(s):      / /  Additional Insured Rider _________________________     Complete Section V on Page 2.
             ----------------------------------------------------------------------------------------------------------------------
             / / Child Rider for      / / One   / / Two units       / / Other _____________________________________________________
             / / Caretaker (Long Term Care--UL only)                / / Other _____________________________________________________
             / / Safekeeper (Catastrophic Illness--UL only)         / / Other _____________________________________________________
             ----------------------------------------------------------------------------------------------------------------------
             ----------------------------------------------------------------------------------------------------------------------
             Is this life insurance policy being funded by a qualified retirement plan, pursuant to the
             incidental insurance provision?                                                                / /  Yes       / /  No
             ----------------------------------------------------------------------------------------------------------------------
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SECTION III  Name of Applicant (Owner) If Other Than Proposed Insured         Relationship        Social Sec. No. or Tax ID No.
THE          ----------------------------------------------------------------------------------------------------------------------
APPLICANT
(OWNER)      ----------------------------------------------------------------------------------------------------------------------

             Address                                 City, State, Zip              Phone No.                     Birthdate
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
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SECTION IV   Primary                                      Relationship                            Address
THE          ----------------------------------------------------------------------------------------------------------------------
BENEFICIARY
             ----------------------------------------------------------------------------------------------------------------------

             Contingent
             ----------------------------------------------------------------------------------------------------------------------
LA 9000
Page 1       ----------------------------------------------------------------------------------------------------------------------
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                                                          PART I CONTINUED (PAGE 2)
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SECTION V    If more than one additional insured, check here / / and complete Section V of another application.
ADDITIONAL   Name                                              Birthdate      Age       Sex       Birth Place    Social Sec. No.
INSURED,     ----------------------------------------------------------------------------------------------------------------------
JOINT
INSURED `B'  ----------------------------------------------------------------------------------------------------------------------
OR             Height       Weight              Occupation and Job Duties               Home Phone No.      Bus. Phone No.
SPOUSE       ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
             Employer's Name and Address                                                          How Long There?
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
             Amount Applied for Under This Rider                              ADB?
             ----------------------------------------------------------------------------------------------------------------------
             $______________________________________________________          / / Yes   For $______________________________________
             ----------------------------------------------------------------------------------------------------------------------
             Tobacco Use
             ----------------------------------------------------------------------------------------------------------------------
             (A)  Do you currently smoke cigarettes, or have you smoked them in the last 12 months?              / /  Yes  / /  No
             (B)  Have you used any form of tobacco in the last 3 years? (Kind: _______________________________) / /  Yes  / /  No
             ----------------------------------------------------------------------------------------------------------------------
             Beneficiary
             ----------------------------------------------------------------------------------------------------------------------
             Primary                                      Relationship   Contingent                                   Relationship
             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SECTION VI   Only children, step-children and adopted children under age 18. If more children, check here / /, complete
CHILDREN     Section VI of another application.
TO           Name                                              Age       Sex       Birthdate      Birthplace     Height    Weight
BE           ----------------------------------------------------------------------------------------------------------------------
INSURED
UNDER        ----------------------------------------------------------------------------------------------------------------------
CHILD
RIDER        ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
SECTION VII  (A)  List personal and business life insurance, annuity, and long term care coverage. If "none", so state.
EXISTING     Proposed Insured(s)      Life Amount         Plan           Company        Policy #       ADB Amount     Year Issued
INSURANCE    ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------

             ----------------------------------------------------------------------------------------------------------------------
             (B) Will this policy, if issued, replace or change insurance or annuities in this or any company?   / / Yes   / / No
             If YES, circle which policies listed above are to be replaced or changed and follow state regulations. Face amount being replaced $______________________________
-----------------------------------------------------------------------------------------------------------------------------------
SECTION VIII Questions apply to all proposed insureds. Provide details of "YES" answers in Section IX.
ADDITIONAL   ----------------------------------------------------------------------------------------------------------------------
RISK         (A)  Is any other insurance application pending?                                                    / / Yes   / / No
SELECTION    ----------------------------------------------------------------------------------------------------------------------
QUESTIONS    (B)  Had any application for insurance declined, postponed, rated, modified, or refused for
             reinstatement?                                                                                      / / Yes   / / No
             ----------------------------------------------------------------------------------------------------------------------
             (C)  Ever been convicted of a felony?                                                               / / Yes   / / No
             ----------------------------------------------------------------------------------------------------------------------
             (D)  In the last 3 years:
                  (1)  Had 3 or more moving traffic violations, had driver's license suspended or revoked,
                       or more than 2 auto accidents? (If "Yes" D.L. #_____________________________________)     / / Yes   / / No
                  (2)  Flown as a pilot, co-pilot, or crew member of an aircraft?                                / / Yes   / / No
                  (3)  Participated in sky or scuba diving, hang gliding or racing?                              / / Yes   / / No
             ----------------------------------------------------------------------------------------------------------------------
             (E)  Has lived in the U.S.A. for less than 3 years or will travel out of the U.S.A. in the
                  next 2 years?                                                                                  / / Yes   / / No
             ----------------------------------------------------------------------------------------------------------------------
             (F)  Is a member of the military (active or National Guard)? Provide rank, duties,
                  travel assignment                                                                              / / Yes   / / No
             ----------------------------------------------------------------------------------------------------------------------
             (G)  Has anyone to be considered been advised they need to have an exam or lab test
                  for this insurance? (If yes, provide name below)                                               / / Yes   / / No
             ----------------------------------------------------------------------------------------------------------------------
SECTION IX
REMARKS,
SPECIAL
INSTRUCTIONS

LA9000
Page 2
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          COMPLETE FOR ALL PROPOSED INSUREDS WHO ARE APPLYING
PART 2    THE ANSWERS TO THE FOLLOWING QUESTIONS APPLY TO ALL PERSONS PROPOSED FOR INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------

1.        To your best knowledge and belief, have you ever sought or received TREATMENT or ADVICE for:

(a)       Heart attack, stroke, paralysis or cancer, or ever had or been told that you had any of these
          disorders?                                                                                               / / Yes   / / No
(b)       The use of alcohol or been arrested for having used it?                                                  / / Yes   / / No
(c)       The use of any narcotic, barbiturate, amphetamine or hallucinogenic drug or been arrested for
          the use or possession of such drug or are you currently using except as prescribed by a physician?       / / Yes   / / No
(d)       Acquired immune deficiency syndrome (AIDS), AIDS related complex (ARC) or AIDS related condition?        / / Yes   / / No

IF ANY OF QUESTIONS 1(a), 1(b), 1(c) OR 1(d) ARE ANSWERED "YES" DO NOT COLLECT A REMITTANCE OR ISSUE A RECEIPT AND TEMPORARY
INSURANCE AGREEMENT.
-----------------------------------------------------------------------------------------------------------------------------------

2.        Have you, within the last ten years, consulted a physician or practitioner for, or have you ever had symptoms pertaining to, or disease of:

(a)       Heart, blood or blood vessels?                                                                           / / Yes   / / No
(b)       High blood pressure or chest pain?                                                                       / / Yes   / / No
(c)       Brain; mental or emotional disorder?                                                                     / / Yes   / / No
(d)       Lungs, shortness of breath, asthma or emphysema?                                                         / / Yes   / / No
(e)       Tumor?                                                                                                   / / Yes   / / No
(f)       Stomach, intestines, liver or pancreas?                                                                  / / Yes   / / No
(g)       Diabetes, thyroid or pituitary gland?                                                                    / / Yes   / / No
(h)       Anemia requiring prescription medication?                                                                / / Yes   / / No
(i)       Kidneys; sugar, albumin or blood in the urine?                                                           / / Yes   / / No
(j)       Nervous system; seizures, convulsions, epilepsy, dizziness or fainting spells?                           / / Yes   / / No
-----------------------------------------------------------------------------------------------------------------------------------

3.        Have you ever been advised to have diagnostic tests, hospitalization or surgery which was not
          completed?                                                                                               / / Yes   / / No
-----------------------------------------------------------------------------------------------------------------------------------

4.        Has your parent, grandparent, brother or sister ever had cancer, heart disease or diabetes?
          If yes, advise on whom and if deceased, state cause of death and age at death.                           / / Yes   / / No
-----------------------------------------------------------------------------------------------------------------------------------

5.        Have you, within the last five years:

(a)       Had any illness, disease or injury that is not included in your other answers?                           / / Yes   / / No
(b)       Consulted or been examined or treated by any physician or practitioner not named in connection
          with your other answers?                                                                                 / / Yes   / / No
(c)       Had a checkup or routine physical examination? (Give full reasons and details below.)                    / / Yes   / / No
(d)       Had an electrocardiogram, X-ray or any laboratory test or study?                                         / / Yes   / / No
-----------------------------------------------------------------------------------------------------------------------------------

6.   (a)  Full name, address and phone number (if known) of personal physician. IF NONE, SO STATE.



     (b)  Date last seen:
                         ----------------------------------------------------------------------------------------------------------
     (c)  Reason
                 ------------------------------------------------------------------------------------------------------------------
     (d)  Result
                 ------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
7.        DETAILS IN CONNECTION WITH QUESTIONS ANSWERED "YES" ABOVE
-----------------------------------------------------------------------------------------------------------------------------------
                                                         Give full details for each question answered "YES", including nature of
Question       Date of        Name of Person to          illness or injury, number of attacks, duration, severity, treatment
Number         History        Whom Answers Apply         results, name and address of doctors, hospital or clinic involved.
-----------------------------------------------------------------------------------------------------------------------------------

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                                                                                               NO.
LA 9000 Page 3
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PARTS 1 AND 2 continued
--------------------------------------------------------------------------------
FOR HOME OFFICE ENDORSEMENTS ONLY


--------------------------------------------------------------------------------
OWNER AND PERSONS PROPOSED FOR INSURANCE: PLEASE READ AND SIGN:
I declare that all answers written on this Application are full and correct, to the best of my knowledge and belief.  Except in Maine, Oregon, and South
Carolina, Lincoln Benefit Life Company is not presumed to know any information not in this Application.

A. Lincoln Benefit Life Company has the right to require a medical exam of any person proposed for insurance, even if Question G, Section VIII is answered
     "No".

B. Lincoln Benefit Life Company may add to or correct the Application in the space "For Home Office Endorsement Only." Any changes are agreed to if the policy issued is accepted, but written agreement will be obtained from me for any change in insurance amount, plan, benefits, payment class or age at issue. (In Kentucky, Maryland, Pennsylvania, and W. Virginia written agreement will be obtained for any changes.)

C.   Insurance will start only as provided in the Receipt and Temporary
     Insurance Agreement issued in connection with this application.  If no receipt is issued, or if Insurance under it has been stopped and not started again, no insurance will start by reason of the application until the policy is delivered and the first payment is accepted by Lincoln
     Benefit Life.   In this case, the Insurance will start on the date shown in the policy.  No insurance will start if on the start date of the policy the health of the persons proposed for insurance is not as described in the application.

D. Each person who signs below acknowledges that he or she has read and understands this Application, including the notice about the M.I.B. and consumer reports, and acknowledges receipt of the Special Notice about
     M.I.B. and consumer reports.

E. Only an officer of Lincoln Benefit Life Company may change the app or waive a right or requirement. No agent may do this.

F. Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

G.   Authorization and Disclosure
     I authorize any (a) physician, medical practitioner, hospital, clinic, other medical or medically related facility, (b) Veterans Administration,
     (c) insurance, or reinsuring company, (d) M.I.B., consumer reporting agency, or (e) employer having information available as to diagnosis, treatment and prognosis with respect to (1) any past and present physical, mental, drug and/or alcohol conditions and/or treatment for each person proposed for insurance and (2) any other non-medical information, including information obtained after this authorization is signed, to give any and all such information to Lincoln Benefit Life Company, its reinsurers, and (except for M.I.B. information), its legal representative, or consumer reporting agency. I acknowledge receipt of the Special Notice about M.I.B.
     and Consumer reports.  /  /  I WANT TO BE INTERVIEWED IF AN INVESTIGATIVE
     CONSUMER REPORT IS OBTAINED ON ME. I understand that the information obtained by use of this authorization will be used to determine eligibility for insurance and/or benefits. Any information obtained will not be released by Lincoln Benefit Life Company to any person or organization except to reinsuring companies, M.I.B., or other persons or organizations performing business or legal services in connection with my application or claim, as may be otherwise lawfully required or as I may further authorize.

     I may request a copy of this authorization. I agree that a photographic copy of this authorization shall be as valid as the original. This authorization shall remain valid for 24 months from the date it is signed.
     I may revoke this authorization in whole or in part at any time, except to the extent that action is taken in reliance thereon.

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Signed at                                                             Date                    19
          ------------------------------------                             ------------------     -----
             (City)   (State)                                                (Month)   (Day)      (Yr.)


          ------------------------------------------------------           ---------------------------------
          Primary Insured, Joint Insured `A', or Parent of Minor               Adult Additional Insured


          ------------------------------------------------------           ---------------------------------
                 Spouse, Joint Insured `B' or                                            Owner
                   Adult Additional Insured


                                                                           ---------------------------------
                                                                               Witnessed by Writing Agent
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LA 9000 Page 4
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                                   ADDITIONAL FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
   Complete all sections below on all BUSINESS cases, all PERSONAL insurance OVER $250,000, for ANY amount when the applicant is
OVER AGE 65 and on all RETIRED persons.
  Complete Section XII on ALL cases where the amount applied is OVER $100,000.
-----------------------------------------------------------------------------------------------------------------------------------
SECTION X                               PURPOSE OF INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
Please explain the purpose of the insurance, including who will suffer a financial loss, how the amount of insurance was determined, and how it is expected that the proceeds will be utilized.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
SECTION XI                                                   NET WORTH
-----------------------------------------------------------------------------------------------------------------------------------
                  ASSETS                                                     LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
1.  Cash, personal property, stocks, etc.      $                      4.  Notes payable and Other liabilities    $
-----------------------------------------------------------------------------------------------------------------------------------
2.  Real Estate, Business Interest             $                      5.  Mortgages or liens on Real Estate      $
-----------------------------------------------------------------------------------------------------------------------------------
3.  Total assets                               $                      6.  Total liabilities                      $
-----------------------------------------------------------------------------------------------------------------------------------
SECTION XII                                                 INCOME DATA
-----------------------------------------------------------------------------------------------------------------------------------
                     /  /  Salaried                /  /  Self-Employed                      /   / Retired

1.  Annual Earned                              1.  Gross Income      $ _______________    1.  Soc. Sec. income   $_______________
    Income (Salary)        $_______________    2.  Expenses          $ _______________    2.  Pension income     $_______________
2.  Unearned income                            3.  Net Income        $ _______________    3.  Investment and
    (dividends, interest)  $_______________    4.  Other Income      $ _______________        other income       $_______________
3.  Total Income           $_______________    5.  Total Income      $ _______________    4.  Total Income       $_______________
------------------------------------------------------------------------------------------------------------------------------------
SECTION XIII                                                  BUSINESS DATA
-----------------------------------------------------------------------------------------------------------------------------------
/  /  Corporation          /  /  Partnership         /  / Sole Proprietorship

Please attach a copy of your Company's LATEST AUDITED FINANCIAL STATEMENTS (Balance Sheet and Profit & Loss).  IF NOT AVAILABLE,
complete the following questions:

1.  COMPANY Net Worth $ _____________   2.  CURRENT MARKET VALUE of Insured's % Ownership $___________
3.  COMPANY NET PROFIT (Before taxes and bonuses) 19____ $ __________ This Year (Est.) $ _________
4.  Insured's % of Ownership  _____%
-----------------------------------------------------------------------------------------------------------------------------------
                      AGREEMENT FOR PRE-AUTHORIZED METHOD (NOT TRANSFERABLE OR NEGOTIABLE)
LINCOLN BENEFIT LIFE COMPANY ID NUMBER 47-0221457                          AGENT:  ATTACH VOIDED BLANK CHECK
     I (we) hereby authorize (a) LINCOLN BENEFIT LIFE COMPANY to initiate debit entries to my (our) account indicated below to pay the premiums due on any insurance policy issued pursuant to the application to which this statement is attached, and (b) the
Financial Institution named below (INSTITUTION) to debit my (our) account for such amount.


INSTITUTION                                                        ST ADDRESS

CITY                         STATE                                      I.D. #

TRANSIT/ABA NO.                                                     ACCOUNT NO.
    The term "debit entry" shall include charges to my (our) account by orders initiated by electronic means, checks, drafts or any other order.  I agree that a photographic copy of this agreement shall be as valid as the original.
    I (we) have the right to stop payment of a debit entry by giving notice to INSTITUTION in such time as to afford INSTITUTION a reasonable opportunity to act prior to charging my (our) account.  After my (our) account has been charged, I (we) have the right to have the amount of an erroneous debit immediately credited to such account by INSTITUTION up to 15 days following issuance of statement or 45 days after posting, whichever occurs first.
    INSTITUTION'S treatment of each account debit, check, draft or other order initiated by LINCOLN BENEFIT LIFE COMPANY, and its rights with respect to it will be the same as if it were signed personally by me (us).  If any such debit entry is dishonored for any reason, INSTITUTION will not be under any liability even though dishonor results in the forfeiture of insurance.
   In addition, I (we) have read, fully understand and also agree to the provisions on the reverse side of this form.


                      (Depositor)                                         (Joint Depositor, if any)



                        (Date)                                  (Owner, if other than Depositor or Joint Depositor)


                      NOTICE UNDER THE FAIR CREDIT REPORTING ACT
                             AND NOTICE REGARDING M.I.B.

WRITING AGENT:  This special notice must be detached and given to the Proposed
Insured.

PROPOSED INSURED:  PLEASE RETAIN THIS SPECIAL NOTICE FOR YOUR RECORDS.

LA 9000 Page 5

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                                       AGENTS REPORT (All questions in this Section must be answered)

Agent Name            Agent No.            % of Commission (Split)           Agent Name  Agent No.      %  of Commission (Split)

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

1.   (A) Amount of Cash submitted with Application:  $          (B) Premium Class Quoted:  / / Preferred / / Non-Smoker  / / Smoker
                                                       -------

2.   Is proposed insured:
     A member of your household, yourself, your spouse, your child, or another Lincoln Benefit Life Company agent?  / / Yes / / No
     (Relationship:                       (if not yourself)
                    ---------------------

3.   Indicate requirements ordered and on whom
                                               -----------------------------------------------------------------------------------
     /  /  Exam    /  /  Urinalysis   /  /  Rest EKG     /  /  Stress EKG   /  /  SMAC   /  / DBS    /  /  X-Ray

4.   Mail Policy to:
                      ------------------------------------------------------------------------------------------------------------

5.   How long and how well have you known the persons proposed for insurance?
                                                                              ----------------------------------------------------

6.   If proposed insured is a child and brothers or sisters have less insurance, please explain.

     -----------------------------------------------------------------------------------------------------------------------------

     -----------------------------------------------------------------------------------------------------------------------------

7.   If more than $50,000 applied for on child(ren) ($100,000 if other than parents are Payor), how much coverage is in force on
     parent(s)?     Father  $                   Mother $
                              ---------------            --------------

8.   If applicant is married but not employed, how much coverage in force on employed spouse?  $
                                                                                                  -----------------

9.   Do you have knowledge or reason to believe that replacement of existing insurance or annuities in this or other company may be
     involved?  /  /  Yes   /  / No  If "YES", follow state regulations.


     I HEREBY CERTIFY that the answers given to the foregoing questions in this application are full, complete and true to the best of my knowledge and belief; that I know of nothing affecting the risk which is not fully set forth on these papers; that I asked and carefully explained each question before recording each answer prior to the application being signed; that the Special Notice regarding the M.I.B. and the Federal Fair Credit Reporting Act was given to the Proposed Primary Insured.


Date                                 X
     ----------------------------       --------------------------------------
                                        Signature of Agent and Phone Number


     IT IS UNDERSTOOD THAT ALL DEBIT ENTRIES INITIATED BY LINCOLN BENEFIT LIFE COMPANY PURSUANT TO THE AGREEMENT BELOW SHALL BE SUBJECT TO THE FOLLOWING
PROVISIONS:

     This Agreement shall not be effective until accepted by LINCOLN BENEFIT LIFE COMPANY.

     LINCOLN BENEFIT LIFE COMPANY may initiate an entry that is larger than the next previous entry, or may change the date of the billing cycle, provided LINCOLN BENEFIT LIFE COMPANY tells me (either of us) in writing about the increase or the new date at least ten (10) days before charging the larger amount to my (our) account or making the first entry to be affected by the new date.

     LINCOLN BENEFIT LIFE COMPANY will not send premium notices. Periodic statements, cancelled checks or other orders received by me (either of us) from INSTITUTION will be my (our) receipt.

     This agreement will end when (a) LINCOLN BENEFIT LIFE COMPANY or INSTITUTION receives a written request from me (either of us) to end it, or (b) when LINCOLN BENEFIT LIFE COMPANY or INSTITUTION sends me (either of us) written notice ten (10) days prior to LINCOLN BENEFIT LIFE COMPANY'S or INSTITUTION'S termination of this Agreement.

     This Agreement may be ended automatically by LINCOLN BENEFIT LIFE COMPANY if any debit entry has been refused by INSTITUTION because of insufficient funds in my (our) account.

     If the Agreement ends for any reason, all premiums due will become directly payable to LINCOLN BENEFIT LIFE COMPANY by me (us) until another payment plan is agreed to in writing.


     In compliance with the Fair Credit Reporting Act, you are hereby notified that an investigative consumer report may be made. This would be by personal interviews with neighbors, friends, associates, or other persons. This will concern the character, general reputation, personal characteristics, and mode of living of any person proposed for insurance. You may obtain additional information concerning the nature and scope of this investigation by contacting our Home Office. Our address is Lincoln Benefit Life Company, P.O. Box 80489, Lincoln, Nebraska 88501. Upon your written request, you will be informed whether or not an investigation was made by us. If so, you will receive the name and address of the consumer reporting agency involved. You may inspect and review a copy of the Investigative Consumer Report by contacting the consumer reporting agency.

     Information regarding insurability will be treated as confidential. We or our reinsurer(s) may make a brief report to the Medical Information Bureau, Inc. (M.I.B.). M.I.B. is a non-profit membership organization of life insurance companies. M.I.B. operates an information exchange on behalf of its members. If you apply to another M.I.B. member for life or health insurance, or a claim for benefits is submitted to such a company, the M.I.B. may supply such company with the information in its file. Upon receipt of a request from you, the M.I.B. will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the M.I.B.'s file, you may contact M.I.B. and seek a correction in accordance with the Federal Fair Credit Reporting Act. The address of the M.I.B.'s information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02112. Its telephone number is (617) 426-3680.

     We or our reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance or to whom a claim for benefits may be submitted.

LA 9000  Page 6

                      RECEIPT AND TEMPORARY INSURANCE AGREEMENT
                             (REFERRED TO AS "AGREEMENT")

$             has been received from                                   as a
 ------------                        ---------------------------------
payment for the life insurance applied for on this date, except as limited in the AMOUNT OF INSURANCE section below:

               NO INSURANCE WILL TAKE EFFECT EXCEPT AS DESCRIBED BELOW

WHEN TEMPORARY INSURANCE STARTS

If a first modal premium payment has been accepted by us and if Part I of the application has been completed on or before the date of this Agreement, temporary insurance under this Agreement will start on the date of this Agreement on all persons proposed for insurance except that:
     If the answer to Question (G) Section VIII in the application is YES, insurance on all persons proposed for insurance through the application will start when all medical exams and lab tests on each person named in No.
     (G) in Section VIII are completed.

WHEN TEMPORARY INSURANCE WILL STOP

Temporary insurance under this Agreement will stop on the first of the dates below:
     1. The date we notify the Owner that we have stopped considering the application. We have the absolute right to so stop.
     2. The date we notify the Proposed Insured that a medical exam and lab test is required (other than any exams and lab tests referred to in Question G, Section VIII), in which event insurance will stop with respect only to the person(s) required to have a medical exam and lab test and any person(s) whose insurance is contingent on the insurance of the person(s) required to have a medical exam and lab test. Insurance under this Agreement will start again for the person(s) when the last of the required medical exams and lab tests is done. All temporary insurance under this Agreement will stop if all required medical exams and lab tests are not completed within 15 days of the date we notify Proposed Insured requiring a medical exam and lab test, and we will then stop considering the application. We have the absolute right to so stop. We have the absolute right to require such medical exams and lab tests.
     3. The date we agree to issue the coverage applied for in the application. The insurance will then be provided by the policy as of its start date and not by this Agreement.
     4. The date we offer to issue insurance other than as applied for in the application.
     5. Sixty days from the date of this Agreement except that in Connecticut, written notice of termination will first be sent.

AMOUNT OF INSURANCE

If temporary insurance under this Agreement is in effect, it will have the same benefits, provisions and limitations and be for the same amount as the plan applied for. However, we will provide no more than a combined total of $500,000 of temporary life insurance and temporary accidental death benefit insurance under this Agreement and all other Agreements with this Company issued for pending applications for each person to whom this receipt applies.

CONDITIONS UNDER WHICH THERE IS NO COVERAGE

     1. If any of Questions 1(A), (B), (C) or (D) on Part II of the application are answered "yes," no insurance is provided by this Agreement.
     2. If in the answers in the application, there is fraud or misrepresentation material to the home office underwriter's acceptance of the risk, then no insurance starts under this Agreement. We will pay only a refund of all payments made.
     3. If a person proposed for insurance dies by suicide while sane or self-destruction while insane, we will pay only a refund of all payments made for that person's insurance. Temporary insurance will continue on all other proposed insureds whose coverage is not contingent on the insurance of the person who died. We may offer to issue insurance other than as applied for in the application on any other person(s) proposed for insurance.
     4. No insurance starts under this Agreement if no payment is received or if a check or draft given as payment is not honored by the bank, or in the case of a credit card payment, if the charge is refused by the credit card issuer.
No one may waive or change any of the terms of this Agreement.


Date                 Agent
    ----------------      ------------------------------------------------------
                                        (Name)                   (Number)

       ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO LINCOLN BENEFIT LIFE COMPANY.
          DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.



AGENT REMINDER - BE SURE THAT QUESTION (G) SECTION VIII IS ANSWERED CORRECTLY.
               - DO NOT COLLECT A REMITTANCE OR LEASE THIS AGREEMENT IF TOTAL
                 RISK EXCEEDS $500,000 FOR THIS APPLICATION.

                             LINCOLN BENEFIT LIFE COMPANY
                       P.O. BOX 80469, LINCOLN, NEBRASKA 68501
LA9000 Page 7                                               NO.

                             LINCOLN BENEFIT LIFE COMPANY
                       P.O. BOX 80469, LINCOLN, NEBRASKA 68501

  SUPPLEMENT TO APPLICATION FOR FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
      LINCOLN BENEFIT LIFE COMPANY, P.O. BOX 82532, LINCOLN, NE 68501-2532

IMPORTANT NOTICE: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or file a claim containing a false or deceptive statement is guilty of insurance fraud.

Proposed Primary Insured________________________________________________________

Guaranteed Minimum Death Benefit Option:     / / Safety Net (will apply if no selection made)            / / Lifetime
--------------------------------------------
PREMIUM ALLOCATION: (WHOLE PERCENTAGES ONLY)
--------------------------------------------
MFS VARIABLE INSURANCE TRUST                 FIDELITY VIPF                             FIDELITY VIPF II
Plan     Lump                                Plan     Lump                             Plan     Lump
Premium  Sum                                 Premium  Sum                              Premium  Sum
_____% _____%Growth with Income              _____% _____%Money Market                 _____% _____%Asset Manager
_____% _____%Research                        _____% _____%Equity Income                _____% _____%Contrafund
_____% _____%Emerging Growth                 _____% _____%Overseas                     _____% _____%Index 500
_____% _____%Total Return                    _____% _____%Growth
_____% _____%New Discovery                   ALGER AMERICAN FUND                       SCUDDER VARIABLE LIFE INVESTMENT FUND
JANUS ASPEN SERIES                           Plan     Lump                             Plan     Lump
Plan     Lump                                Premium  Sum                              Premium  Sum
Premium  Sum                                 _____% _____%Income & Growth              _____% _____%Bond
_____% _____%Flexible Income                 _____% _____%Small Capitalization         _____% _____%Balanced
_____% _____%Balanced                        _____% _____%Growth                       _____% _____%Growth and Income
_____% _____%Growth                          _____% _____%Midcap Growth                _____% _____%Global Discovery
_____% _____%Aggressive Growth               _____% _____%Leveraged AllCap             _____% _____%International
_____% _____%Worldwide Growth                T.ROWE PRICE EQUITY SERIES                FEDERATED INSURANCE MANAGEMENT SERIES
STRONG VARIABLE INSURANCE FUNDS, INC.        Plan     Lump                             Plan     Lump
Plan     Lump                                Premium  Sum                              Premium  Sum
Premium  Sum                                 _____% _____%New America Growth           _____% _____%Utility Fund II
_____% _____%Discovery Fund II               _____% _____%MidCap Growth                _____% _____%Fund for U.S. Gov't Securities
_____% _____%Opportunity Fund II             _____% _____%Equity Income                _____% _____%High Income Bond Fund II
_____% _____%Growth Fund II                  T.ROWE PRICE INTERNATIONAL SERIES, INC.   FIXED ACCOUNT
                                             Plan     Lump                             Plan     Lump
                                             Premium  Sum                              Premium  Sum
                                             _____% _____%International Stock          _____% _____%


-----------------------------------------------------
MORTALITY CHARGE ALLOCATION: (WHOLE PERCENTAGES ONLY)
-----------------------------------------------------

/ /  Prorata:  According to percentages of cash value in subaccounts (will apply if no selection made).
/ /  Premium:  According to allocation of future money received.
/ /  Specific Allocation:  Specified funds.  Indicate below.
MFS VARIABLE INSURANCE TRUST                 FIDELITY VIPF                                FIDELITY VIPF II
Specific Allocation                          Specific Allocation                          Specific Allocation
_____%Growth with Income                     _____%Money Market                           _____%Asset Manager
_____%Research                               _____%Equity Income                          _____%ContraFund
_____%Emerging Growth                        _____%Overseas                               _____%Index 500
_____%Total Return                           _____%Growth
_____%New Discovery                          ALGER AMERICAN FUND                          SCUDDER VARIABLE LIFE INVESTMENT FUND
JANUS ASPEN SERIES                           Specific Allocation                          Specific Allocation
Specific Allocation                          _____%Income & Growth                        _____%Bond
_____%Flexible Income                        _____%Small Capitalization                   _____%Balanced
_____%Balanced                               _____%Growth                                 _____%Growth and Income
_____%Growth                                 _____%MidCap Growth                          _____%Global Discovery
_____%Aggressive Growth                      _____%Leveraged AllCap                       _____%International
_____%Worldwide Growth                       T.ROWE PRICE EQUITY SERIES                   FEDERATED INSURANCE MANAGEMENT SERIES
STRONG VARIABLE INSURANCE FUNDS, INC.        Specific Allocation                          Specific Allocation
Specific Allocation                          _____%New America Growth                     _____%Utility Fund II
_____%Discovery Fund II                      _____%MidCap Growth                          _____%Fund for U.S. Gov't Securities II
_____%Opportunity Fund II                    _____%Equity Income                          _____%High Income Bond Fund II
_____%Growth Fund II                         T.ROWE PRICE INTERNATIONAL SERIES, INC.      FIXED ACCOUNT
                                             Specific Allocation                          Specific Allocation
                                             _____%International Stock                    _____%

VLA 9800                                                                  PAGE 1

I UNDERSTAND THAT
     THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONTITIONS.
     POLICY VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SEPARATE ACCOUNT.
     ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES, AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

The undersigned represent that I/we have received a current prospectus for the contract and that all statements and answers on this Supplement to Application are made part of the application and that such are complete and correctly recorded to the best of my/our knowledge and belief.

Proposed Insured (Child over age 15 must sign)___________________ Date__________

_________________________________________________________________ Date__________
Signature of applicant (owner) other than proposed insured (if business insurance, show title of officer and name of firm) If proposed insured is under age 18, parent must sign)


________________________________________     ___________________________________
Witness                                      Registered Representative

--------------------------------------------
DOLLAR COST AVERAGING/PORTFOLIO REBALANCING:
--------------------------------------------
MFS VARIABLE INSURANCE TRUST              FIDELITY VIPF                             FIDELITY VIPF II
  DCA   PR                                  DCA   PR                                  DCA   PR
$_____ _____%Growth with Income           $_____ _____%Money Market                 $_____ _____%Asset Manager
$_____ _____%Research                     $_____ _____%Equity Income                $_____ _____%ContraFund
$_____ _____%Emerging Growth              $_____ _____%Overseas                     $_____ _____%Index 500
$_____ _____%Total Return                 $_____ _____%Growth
$_____ _____%New Discovery                ALGER AMERICAN FUND                       SCUDDER VARIABLE LIFE INVESTMENT FUND
JANUS ASPEN SERIES                          DCA   PR                                  DCA   PR
  DCA   PR                                $_____ _____%Income & Growth              $_____ _____%Bond
$_____ _____%Flexible Income              $_____ _____%Small Capitalization         $_____ _____%Balanced
$_____ _____%Balanced                     $_____ _____%Growth                       $_____ _____%Growth and Income
$_____ _____%Growth                       $_____ _____%MidCap Growth                $_____ _____%Global Discovery
$_____ _____%Aggressive Growth            $_____ _____%Leveraged AllCap             $_____ _____%International
$_____ _____%Worldwide Growth             T.ROWE PRICE EQUITY SERIES                FEDERATED INSURANCE MANAGEMENT SERIES
STRONG VARIABLE INSURANCE FUNDS, INC.       DCA   PR                                  DCA   PR
  DCA   PR                                $_____ _____%New America Growth           $_____ _____%Utility Fund II
$_____ _____%Discovery Fund II            $_____ _____%MidCap Growth                $_____ _____%Fund for U.S. Gov't Securities II
$_____ _____%Opportunity Fund II          $_____ _____%Equity Income                $_____ _____%High Income Bond Fund II
$_____ _____%Growth Fund II               T.ROWE PRICE INTERNATIONAL SERIES, INC.   FIXED ACCOUNT
                                            DCA   PR                                  DCA   PR
                                          $_____ _____%International Stock          $_____ _____%(Restrictions apply for DCA--
                                                                                                    see prospectus for details)

-----------------------
TRANSFER AUTHORIZATION:
-----------------------

     / / I authorize Lincoln Benefit Life Company ("LBL") to act upon the written or telephone instructions from the person named below to 1) change the allocation of payments and deductions between and among the subaccounts; and 2) transfer amounts among the subaccounts. Neither LBL nor any person authorized by us will be responsible for any claim, loss, liability, or expense in connection with such transfer authorization if LBL, or its employees, acts upon transfer instructions in good faith. LBL may establish procedures to determine the proper identification of the person requesting the transfer.

Name and Relationship of Authorized Person:

Name__________________________Relationship__________________SS#_________________


Signature of Owner_____________________________________Date_____________________


VLA 9800                                                                  PAGE 2